IDEX SERIES FUND
       SUPPLEMENT DATED MARCH 31, 1998 TO PROSPECTUS DATED MARCH 1, 1998

This supplement includes important information relating to Idex Management, Inc. ("IMI"), the investment adviser and manager for the Capital Appreciation, Balanced, Growth, Global, and Flexible Income Portfolios (the "Janus Portfolios") of Idex Series Fund (the "Fund"), and relating to Janus Capital Corporation ("Janus Capital"), the sub-adviser to each of the Janus Portfolios. Please read this supplement and retain it, along with your Fund Prospectus, for your reference. If you have questions regarding IMI or Janus Capital or the information provided below, please call IDEX Customer Service toll free at 1-888-233-4339.

CHANGE IN CONTROL OF IMI; THE INVESTMENT ADVISORY AND INVESTMENT COUNSEL AGREEMENTS FOR THE JANUS PORTFOLIOS. On March 20, 1998, AUSA Holding Company ("AUSA") and Janus Capital, each of which currently owns 50% of the outstanding stock of IMI, entered into a Stock Sale/Purchase Agreement under which AUSA has agreed to purchase Janus Capital's shares of IMI. (See "INVESTMENT ADVISORY AND OTHER SERVICES - Ownership of Idex Management, Inc. and InterSecurities, Inc." in the Prospectus.) As a result, AUSA would become the sole owner of IMI (the "Acquisition").

The Acquisition could be deemed to result in an "assignment" and termination of the Advisory Agreements (and the Investment Counsel Agreements to which IMI and Janus Capital are party) relating to the Janus Portfolios. Accordingly, a new Advisory Agreement (and Investment Counsel Agreement) for the Janus Portfolios (together, the "Post-Acquisition Agreements") must be approved by the Fund's Board of Trustees and by a majority of the outstanding voting securities of each Janus Portfolio. Consummation of the Acquisition is subject to a number of conditions, including approval of the Post-Acquisition Agreements by the shareholders of each Janus Portfolio. It is expected that the Acquisition will occur on or about June 25, 1998.

**THE POST-ACQUISITION AGREEMENTS DO NOT CONTEMPLATE ANY CHANGE IN THE NATURE OF SERVICES TO BE PROVIDED BY JANUS CAPITAL TO EACH JANUS PORTFOLIO, AND DO NOT PROVIDE FOR ANY INCREASE IN FEES PAYABLE BY THE JANUS PORTFOLIOS TO IMI, OR BY IMI TO JANUS CAPITAL, FOR MANAGEMENT SERVICES.

ADVISORY FEES - VOLUNTARY WAIVERS. In connection with the execution of the Purchase Agreement described above, and subject to the consummation of the Acquisition, IMI has also undertaken, on a voluntary basis, to waive a portion of the advisory fees payable by each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios following the closing of the Acquisition. Pursuant to this voluntary fee reduction, which IMI has committed to continue for at least two years following the closing of the Acquisition, the net advisory fees payable by each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios would be as follows:


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GROWTH, CAPITAL APPRECIATION,    PROPOSED     VOLUNTARY    PROPOSED ADVISORY FEE
   AND BALANCED PORTFOLIOS     ADVISORY FEE   FEE WAIVER       (NET OF WAIVED
  (AVERAGE DAILY NET ASSETS)                                    ADVISORY FEES)
First $100 Million                1.0000%          -                1.0000%
Next $400 Million                 1.0000%       0.0250%             0.9750%
($100 - 500 Million)
Next $250 Million                 1.0000%       0.0750%             0.9250%
($500 - 750 Million)
Next $250 Million                 0.9000%       0.0250%             0.8750%
($750 Million - 1 Billion)
Above $1 Billion                  0.8500%       0.0250%             0.8250%


FLEXIBLE INCOME PORTFOLIO        PROPOSED     VOLUNTARY    PROPOSED ADVISORY FEE
(AVERAGE DAILY NET ASSETS)     ADVISORY FEE   FEE WAIVER      (NET OF WAIVED
                                                               ADVISORY FEES)
First $100 Million                0.9000%       0.0250%           0.8750%
Next $150 Million                 0.8000%       0.0250%           0.7750%
($100 - 250 Million)
Above $250 Million                0.7000%       0.0250%           0.6750%

No voluntary waivers would apply to the Global Portfolio.

SUB-ADVISORY FEES - VOLUNTARY WAIVERS. In connection with the execution of the Stock Sale/Purchase Agreement described above, Janus Capital has also undertaken, on a voluntary basis, to waive a portion of the sub-advisory fees payable by IMI to Janus Capital on behalf of each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios for at least two (2) years following the closing of the Acquisition, such that the net sub-advisory fees payable by IMI on behalf of each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios would be as follows:

GROWTH, CAPITAL APPRECIATION,   PROPOSED SUB-   VOLUNTARY  PROPOSED SUB-ADVISORY
   AND BALANCED PORTFOLIOS      ADVISORY FEE   FEE WAIVER    FEE (NET OF WAIVED
  (AVERAGE DAILY NET ASSETS)                                  SUB-ADVISORY FEES)
First $100 Million                 0.5000%          -              0.5000%
Next $400 Million                  0.5000%       0.0125%           0.4875%
($100 - 500 Million)
Next $250 Million                  0.5000%       0.0625%           0.4375%
($500 - 750 Million)
Next $250 Million                  0.4500%       0.0125%           0.4375%
($750 Million - 1 Billion)
Above $1 Billion                   0.4250%       0.0125%           0.4125%


FLEXIBLE INCOME PORTFOLIO   PROPOSED SUB-   VOLUNTARY     PROPOSED SUB-ADVISORY
(AVERAGE DAILY NET ASSETS)  ADVISORY FEE   FEE WAIVER       FEE (NET OF WAIVED
                                                            SUB-ADVISORY FEES)
First $100 Million             0.4500%       0.0125%               0.4375%
Next $150 Million              0.4000%       0.0125%               0.3875%
($100 - 250 Million)
Above $250 Million             0.3500%       0.0125%               0.3375%

No voluntary waivers would apply to the Global Portfolio.

Also in connection with the Acquisition, Janus Capital has agreed to make certain payments to InterSecurities, Inc. ("ISI") for its services in connection with promotion, marketing, and distribution of each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios.

ADMINISTRATIVE SERVICES AGREEMENTS AND THE JANUS PORTFOLIOS. It is contemplated that, upon the consummation of the Acquisition, the Administrative Agreements between IMI and ISI relating to the Janus Portfolios, which are described in the Prospectus under "INVESTMENT ADVISORY AND OTHER SERVICES - Administrator," will be terminated. Following the Acquisition, ISI's responsibilities under the Administrative Agreements will be assumed by IMI.